                              POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ M. R. Bonsignore
                                  ---------------------------------------------
                                      M. R. Bonsignore
                                      Chairman of the Board and
                                      Chief Executive Officer,
                                      and Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. as true and lawful attorney-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorney-in-fact full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.

                                  /s/ W. M. Hjerpe
                                  ---------------------------------------------
                                      W. M. Hjerpe
                                      Vice President
                                      and Chief Financial Officer

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. as true and lawful attorney-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorney-in-fact full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.

                                  /s/ P. M. Palazzari
                                  ---------------------------------------------
                                      P. M. Palazzari
                                      Vice President and Controller

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ A. J. Baciocco, Jr.
                                  ---------------------------------------------
                                      A. J. Baciocco, Jr.
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for her in her name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 20th day of February, 1996.


                                  /s/ E. E. Bailey
                                  ---------------------------------------------
                                      E. E. Bailey
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ E. H. Clark, Jr.
                                  ---------------------------------------------
                                      E. H. Clark, Jr.
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ W. H. Donaldson
                                  ---------------------------------------------
                                      W. H. Donaldson
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ R. D. Fullerton
                                  ---------------------------------------------
                                      R. D. Fullerton
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for her in her name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 20th day of February, 1996.


                                  /s/ C. M. Hapka
                                  ---------------------------------------------
                                      C. M. Hapka
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ J. J. Howard
                                  ---------------------------------------------
                                      J. J. Howard
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.

                                  /s/ B. Karatz
                                  ---------------------------------------------
                                      B. Karatz
                                      Director

                               POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.

                                 /s/ D. L. Moore
                                  ---------------------------------------------
                                     D. L. Moore
                                     President

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ A. B. Rand
                                  ---------------------------------------------
                                      A. B. Rand
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ S. G. Rothmeier
                                  ---------------------------------------------
                                      S. G. Rothmeier
                                      Director

                             POWER OF ATTORNEY


   KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM M. HJERPE, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1995, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

   I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1995, and am aware of the contents thereof.

   I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of February, 1996.


                                  /s/ M. W. Wright
                                  ---------------------------------------------
                                      M. W. Wright
                                      Director